SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF EACH OF THE LISTED FUNDS:

CASH ACCOUNT TRUST: Government & Agency Securities Portfolio — DWS Government & Agency Money Fund Tax Exempt Portfolio — DWS Tax–Exempt Money Fund

Effective on or about January 1, 2013, the following disclosure is added to the “SHAREHOLDER FEES” table in the “FEES AND EXPENSES OF THE FUND” section for the relevant classes in each fund’s summary prospectus:

SHAREHOLDER FEES (paid directly from your investment)	None
Account Service Fee (for fund account balances below $10,000, and subject to certain exceptions)	$20/year

Please Retain This Supplement for Future Reference

November 28, 2012 PROSTKR-196